November 15, 2000


                         Dreyfus Appreciation Fund, Inc.

               Supplement to Statement of Additional Information
                                Dated May 1, 2000

      The following supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Dividends, Distributions and Taxes."


      The Fund's capital gains distribution for the year 2000 is expected to be significantly higher than the distributions made by the Fund in previous years. The relatively higher distribution is the result of increased portfolio turnover in the Fund during 2000 to meet shareholder redemptions in a volatile economic environment.